UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events.

On May 15, 2008 ARIAD Pharmaceuticals, Inc. issued a press release announcing results of an open-label, Phase 1 multi-center, dose-ranging study of oral deforolimus, showing consistency with results observed in previous studies of intravenous deforolimus. These data provided the rationale for selection of the oral dose and administration schedule now being used in the ongoing Phase 3 SUCCEED trial of deforolimus for the treatment of advanced metastatic sarcomas, and will be presented in full at the annual meeting of the American Society of Clinical Oncology (ASCO), to be held in Chicago, Illinois from May 31 to June 3, 2008.

A copy of the press release is being filed herewith as Exhibit 99.1 and this information contained therein is incorporated by reference into this Current Report on Form 8-K.

ITEM 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release dated May 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

Date:	May 20, 2008	By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald

Senior Vice President, Chief Financial Officer

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